UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549

                                  FORM 8-K


                               CURRENT REPORT


   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                     Date of Report:  December 31, 1998
                                ------------
                      (Date of earliest event reported)



              Exact Name of                         IRS
Commission    Registrant as                         Employer          Registrants'
File          Specified in its     State of         Identification    Telephone
Number        Charter              Incorporation    Number            Number
----------    ----------------     -------------    --------------    ------------

 ________     Berkshire Energy     Massachusetts    04-3408946        413-442-1511
              Resources

 0-1857-3     The Berkshire Gas    Massachusetts    04-1731220        413-442-1511
              Company



                  115 Cheshire Road, Pittsfield, MA  01201
                  (Address of principal executive offices)



ITEM 5.  OTHER EVENTS

Holding Company Structure Implemented

      At a special meeting of the shareholders of The Berkshire Gas Company ("Berkshire Gas"), held on May 8, 1998, it was resolved, by the vote of more than two-thirds of the shareholders entitled to vote thereon, to adopt an Agreement and Plan of Merger, among Berkshire Gas, Berkshire Energy Resources, a Massachusetts business trust ("Berkshire Energy"), and Berkshire Gas Mergeco Gas Company, Inc., a Massachusetts gas company formed solely for the purpose of effecting the proposed transaction, and a wholly-owned subsidiary of Berkshire Energy ("Mergeco"). Effective December 31, 1998, pursuant to the Agreement and Plan of Merger, Mergeco merged with and into Berkshire Gas with Berkshire Gas being the surviving entity, and the outstanding shares of Common Stock ($2.50 par value) of Berkshire Gas were exchanged automatically on a share-for-share basis for Common Shares (no par value) of Berkshire Energy, and Berkshire Energy thereby became the holding company for Berkshire Gas. The preferred stock and debt of Berkshire Gas were not exchanged and remain securities of Berkshire Gas.

      The Berkshire Energy Common Shares issued pursuant to the Merger were registered under the Securities Act of 1933 pursuant to Berkshire Energy's Registration Statement on Form S-4 (No. 333-46799, declared effective March 17, 1998)(the "Registration Statement").

      In anticipation of the Merger, Berkshire Energy established two wholly-owned subsidiaries, Berkshire Energy Marketing, Inc. ("Berkshire Marketing") and Berkshire Propane, Inc. ("Berkshire Propane"). Effective December 31, 1998, Berkshire Marketing assumed Berkshire Gas' rights and obligations under its strategic marketing agreement with Conectiv/CNE, LLC and will conduct the energy marketing activities formerly conducted by Berkshire Gas. Also effective December 31, 1998, Berkshire Propane leased certain of Berkshire Gas' retail propane assets and will operate the retail propane business formerly operated by Berkshire Gas.

      Reference is made to the Proxy Statement/Prospectus of Berkshire Energy and Berkshire Gas included in the Registration Statement (the "Prospectus") for additional information about the Merger and the related subsidiary transactions.

      Pursuant to Rule 12g-3(a) under the Securities Exchange Act of 1934 (the "Exchange Act"), Berkshire Energy Common Shares are deemed to be registered under Section 12(g) of the Exchange Act. Berkshire Energy Common Shares were approved for quotation and listed on the NASDAQ National Market System. The description of the Berkshire Energy Common Shares contained under the caption "Proposal Regarding Plan of Restructuring" in the Prospectus is incorporated by reference herein.

      Berkshire Gas Common Stock was registered pursuant to Section 12(g) of the Exchange Act, has been approved for quotation and is listed on the NASDAQ National Market System. Berkshire Gas is delisting the Berkshire Gas Common Stock from the NASDAQ National Market System and filing a Form 15 with the Securities and Exchange Commission to terminate the registration under the Exchange Act of the Berkshire Gas Common Stock.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

      (c) Exhibits - See Exhibit Index


                                  SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       BERKSHIRE ENERGY RESOURCES



                                       By:  /s/ Scott S. Robinson
                                       -------------------------------------
                                            Scott S. Robinson
                                            President



                                       THE BERKSHIRE GAS COMPANY



                                       By:  /s/ Scott S. Robinson
                                       -------------------------------------
                                            Scott S. Robinson
                                            President


Date:  December 31, 1998


                              INDEX TO EXHIBITS
                              -----------------


                                                                              Sequential
Exhibits*    Description of Exhibit                                           Page Number
---------    ----------------------                                           -----------

99.1 Agreement and Plan of Merger (incorporated by reference as Appendix A to the Proxy Statement/Prospectus in Part I of
             Registration Statement on Form S-4 of Berkshire Energy
             Resources (No. 333-46799)).

99.2         Declaration of Trust of Berkshire Energy Resources
             (incorporated by reference as Appendix B to the Proxy
             Statement/Prospectus in Part I of Registration Statement on
             Form S-4 of Berkshire Energy Resources (No. 333-46799)).

99.3 By-laws of Berkshire Energy Resources (incorporated by reference as Appendix C to the Proxy Statement/Prospectus in
             Part I of Registration Statement on Form S-4 of Berkshire
             Energy Resources (No. 333-46799)).


<F*>  Exhibit numbers designated in Regulation S-K



